SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                       PROXY STATEMENT PURSUANT TO SECTION
                        14(A) OF THE SECURITIES EXCHANGE
                          ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) 92))

[x] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        Industrial Rubber Products, Inc.
             ------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
        -----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------

         (5) Total fee paid:
        ------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
          ------------------------------
         (2) Form, schedule or registration statement no.:
                 ----------------------------------------------
         (3) Filing party:
                 ----------------------------------------------
         (4) Date filed:
                 ----------------------------------------------

                        INDUSTRIAL RUBBER PRODUCTS, INC.
                              3804 EAST 13TH STREET
                            HIBBING, MINNESOTA 55746
                                  APRIL 3, 2000

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                    For the Annual Meeting of Stockholders of
                        Industrial Rubber Products, Inc.

                           To Be Held on May 23, 2000

                            NOTICE OF ANNUAL MEETING

                        to be held Tuesday, May 23, 2000

To the Stockholders:

         The Annual Meeting of the Stockholders of Industrial Rubber Products, Inc., a Minnesota Corporation will be held on Tuesday, May 23, 2000 at 10:00 a.m., Central Time, at the Hibbing Park Hotel, Hibbing, MN for the following purposes:

     (1) To elect five directors of the Company to serve for the ensuing year, and

     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors recommends a vote IN FAVOR of each of the director nominees.

         The Board of Directors set March 31, 2000 as the record date for the determination of stockholders entitled to vote at the Annual Meeting of Stockholders. Only Stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at the meeting.

         All stockholders are cordially invited and encouraged to attend the meeting in person. Even if you expect to attend the meeting, you are requested to sign the enclosed proxy and return it promptly in the accompanying envelope. Stockholders who execute proxies retain the right to revoke them at any time before they are voted.

         The   Company's   Annual  Report  for  1999  is  being  mailed  to  the
stockholders with this Notice.

By Order of the Board of Directors

John M. Kokotovich
Secretary

Hibbing, Minnesota
April 3, 2000

                        INDUSTRIAL RUBBER PRODUCTS, INC.

                              3804 East 13th Street
                                Hibbing, MN 55746


                                 PROXY STATEMENT

GENERAL
         The Annual Meeting of Stockholders of Industrial Rubber Products, Inc. ("Company") will be held on May 23, 2000 at 10:00 a.m. Central Time at the Hibbing Park Hotel, Hibbing, Minnesota for the purposes set out in the Notice of Annual Meeting of Shareholders.

         This Proxy Statement, form of Proxy and Annual Report are first being mailed to stockholders on or about April 7, 2000. The only business that the Board of Directors intends to present or knows will be presented is the election of directors. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, to vote on any other business that may properly come before the meeting.

OUTSTANDING SHARES AND VOTING RIGHTS
         The enclosed proxy is solicited by the Board of Directors of the Company and will be voted at the Annual Meeting and any adjournment of the meeting. The enclosed proxy when properly signed, dated and returned to the Company, will be voted by the proxies at the annual meeting as directed. Proxy cards returned without direction about business to be transacted at the meeting will be voted in favor of the election of Daniel O. Burkes, Paul A. Friesen, Christopher M. Liesmaki, James D. Mackay and John R. Ryan, Jr. Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies will be voted "FOR" the election of all nominees for director named herein.

         Each shareholder will be entitled to cast one vote in person or by proxy for each share of Common Stock held by the shareholder. Only shareholders of record at the close of business on March 31, 2000, the record date, will be entitled to vote at the meeting. Common Stock, $0.001 par value per share, of which there were 4,187,205 shares outstanding on the record date, is the only class of outstanding voting securities issued by the Company. Each share is entitled to cast one vote on each proposal before the meeting. There is no right of cumulative voting.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any particular matter submitted to the shareholders for a vote. If a broker indicates on the form of proxy that the broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered to be present for the purpose of determining whether a quorum is present, but will not be considered as present and entitled to vote with respect to that particular matter.

REVOCABILITY OF PROXY
         The proxy may be revoked at any time before it is exercised by delivering a written revocation to the Secretary of the Company. Execution of the enclosed form of proxy will not affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy may also revoke it at any time before it is exercised by attending the meeting and voting in person. Stockholders may vote all their eligible shares if they are personally present at the meeting. When a stockholder votes at the meeting, his or her vote will revoke any proxy previously granted by the stockholder.

EXPENSE AND MANNER OF SOLICITATION
         The cost of preparing and mailing this proxy statement and the solicitation of proxies will be paid by the Company. Solicitations will be made by mail but in some cases may also be made by telephone or personal call of officers, directors or regular employees of the Company who will not be specially compensated for such solicitation. The Company will also pay the cost of supplying necessary additional copies of the solicitation material and the Company's Annual Report for 1999 to the beneficial owners of shares of stock held of record by brokers, dealers, banks and voting trustees, and their nominees. Upon request, the Company will also pay reasonable expenses of record holders for mailing such materials to the beneficial owner.

OWNERSHIP OF THE COMPANY'S COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding ownership of the Company's Common Stock as of March 31, 2000 by each director and nominee for director; by each of the named Executive Officers; by directors, nominees and Executive Officers as a group; and by other persons who, to the knowledge of the Company, own of record or beneficially more than 5% of the outstanding Common Stock of the Company.

NAME and ADDRESSES OF           AMOUNT AND NATURE OF               PERCENT OF
BENEFICIAL OWNER OR GROUP       BENEFICIAL OWNERSHIP                    CLASS

Directors
(other than Executive Officers)

     Paul A. Friesen                       1,250(1)                       *
     Route 1 Box 436A
     Detroit Lakes, MN 56501

     James D. Mackay                       1,250(1)                       *
     2000 Highway 88
     Globe, AZ 85501

     John R. Ryan, Jr.                     6,250(1)                       *
     302 E. Howard St.
     Hibbing, MN 55746

Executive Officers

    Daniel O. Burkes                   2,944,600(3)(4)(5)               70.32%
    3804 East 13th St.
    Hibbing, MN 55746

    Christopher M. Liesmaki               10,800(2)                       *
    3804 East 13th St.
    Hibbing, MN 55746

    John M. Kokotovich                    10,800(2)                       *
    3804 East 13th St.
    Hibbing, MN 55746

Directors and all Executive
    Officers, as a Group (7 persons)   2,974,950(1)                     71.04%

Five Percent and Greater Shareholders

    Nancy J. Burkes                    2,944,600(6)                     70.32%
    3804 East 13th St.
    Hibbing, MN 55746

Trustees of the Daniel O. Burkes
1999 Irrevocable Stock Trust

    fbo Nicole C. Burkes                 700,000                        16.71%
    3804 East 13th St.
    Hibbing, MN 55746

    fbo Rian J. Burkes                  700,000                         16.71%
    3804 East 13th St.
    Hibbing, Mn 55746

* Less than 1%

     (1) Includes the following options exercisable within 60 days to acquire shares of common stock: Mr. Friesen 1,250; Mr. Mackay 1,250; Mr. Ryan 1,250; and all directors and executive officers as a group 3,750.

     (2) Includes 8,800 shares granted to each of Mr. Liesmaki and Mr. Kokotovich on December 30, 1999 under the Company's 1999 Stock Bonus Plan and issued on February 17, 2000.

     (3) Includes 1,400,000 shares held by the trustees of the Daniel O. Burkes 1999 Irrevocable Stock Trust as to which Mr. and Mrs. Burkes disclaim beneficial ownership.

     (4) Includes 600 shares owned by Nicole C. Burkes, Mr. and Mrs. Burkes' daughter, as to which they disclaim beneficial ownership.

     (5) Includes 10,000 shares owned by Nelson Roofing, Inc., a Minnesota Corporation wholly owned by Mr. Burkes, and as to which Mr. Burkes has voting and investment power.

     (6) Comprised of shares owned directly and indirectly by Daniel O. Burkes, Mrs. Burkes' husband.

Because of his holdings  individually,  and through Nelson Roofing, Inc., Daniel
O. Burkes is deemed to be a "controlling" person of the Company within the meaning of Securities Act of 1933, as amended.

ELECTION OF DIRECTORS
         Five directors of the Company are to be elected at the Annual Meeting to hold office until the next annual meeting, until their successors are duly elected and qualified, or until their earlier resignation or removal. Unless otherwise directed, proxies will be voted at the meeting for the election of the persons listed below or, in event of an unforeseen contingency, for different persons as substitutes. The Board of Directors is recommending this slate of nominees. Set forth below are the name, age, principal occupation and other information concerning each nominee. Nominees may be contacted through the headquarters of the Company.

DANIEL O.  BURKES,  Director  since  1986,  Age 48
     Mr. Burkes has been the President, Chief Executive Officer, and a Director of the Company since he founded it in 1986. Prior to founding the Company, Mr. Burkes was the Sales and Marketing Director of Irathane Systems Incorporated, a subsidiary of Illinois Tool Works, Inc. Mr. Burkes serves on the Compensation Committee of the Board.

PAUL A. FRIESEN, Director since 1998, Age 59
     Mr. Friesen is the retired owner of Friesen's Inc. which manufactures, markets and services speciality equipment for mining and other heavy industries. Mr. Friesen serves on the Audit and Compensation Committees of the Board.

CHRISTOPHER M. LIESMAKI, Director since 1998, Age 42
     Mr. Liesmaki has been with the Company since 1989 and is presently the Vice President and Chief Operating Officer. He has previously held the positions of Sales Engineer, Quality Assurance Coordinator, Sales and Marketing Manager and General Manager. Mr. Liesmaki is married to a sister-in-law of Daniel O. Burkes.

JAMES D. MACKAY, Director since 1998, Age 52
     Mr. Mackay is the President of Copper State Specialties, Inc. a mining industry manufacturing and distribution firm located in Globe, Arizona that he founded over 12 years ago. Besides distributing mining supplies, Copper State Specialities manufactures high pressure cleaning equipment. Mr. Mackay serves on the Audit Committee of the Board.

JOHN R. RYAN, Jr., Director since 1998, Age 49.

     Mr. Ryan is a Partner and Chartered Financial Consultant with Ryan-Kasner-Ryan Financial Services, Inc., a financial services and retirement planning firm in Hibbing, Minnesota. Ryan- Kasner-Ryan is an affiliate of CIGNA Financial Advisors, Inc. a broker/dealer and registered investment advisors. Mr. Ryan serves on the Board of Directors of Security Financial Services, Inc. and its wholly owned subsidiary, the Security State Bank of Hibbing. Mr. Ryan serves on the Audit and Compensation Committees of the Board.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS
         The Board of Directors of the Company met four times during 1999. Each director attended all of the meetings of the Board during 1999.

         The Board has established two committees, an Audit Committee consisting of Messrs Friesen, Mackay and Ryan and a Compensation Committee consisting of Messrs Burke, Friesen and Ryan.

         The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting and financial control practices of the Company. The Committee has general responsibility for review with management of the financial controls, accounting, audit, and reporting activities of the Company. The Committee annually reviews the qualifications and objectivity of the Company's independent auditors, makes recommendations to the Board as to their selection, reviews the scope, fees, and results of their audit, and reviews their management comment letters. The Audit Committee met once during 1999.

         The Compensation Committee is responsible for administrating the Company's compensation plans and approving compensation levels for executive officers and directors. This committee met twice during 1999.

DIRECTORS' COMPENSATION
         Compensation for Non-employee Directors has two components, the first being paid in cash, and the second being tied to the Company's Common Stock.

         Each Non-employee Director receives a fee of $400.00 per day for each Board of Directors' meeting and committee meeting attended.

         In  addition,  the  Non-employee   Directors'  compensation  is  linked
directly with the interests of the stockholders through periodic awards of options to purchase Common Stock.

         The Non-employee Directors' options are issued pursuant to the January 30, 1998 Stock Option Plan. The plan provides for the automatic grant of a non-qualified option to purchase 10,000 shares of common stock, which vests over five years, to each Non-employee Director at the time of the Director's initial election to the Board of Directors, and an automatic grant of a non-qualified option to purchase 2,500 shares of Common Stock at the end of each year during which such non- employee serves as a Director of the Company. The plan authorizes the Board of Directors to increase or decrease the 10,000 share and 2,500 share amounts. All such options are to be granted at an exercise price equal to the fair market value of the Common Stock on the date of the grant.

         On November 18, 1998, the three Non-employee Directors were granted the 1998 Stock Options for 10,000 shares. By Board action taken on March 25, 1999, the share amounts of the options for the year ending December 31, 1998 were set at 1,250 and options were issued on October 12, 1999. On December 30, 1999, the Board of Directors repriced the 1998 Stock Options. The repricing became effective on February 1, 2000. The repricing was accomplished by the cancellation of the 1998 Stock Options and the issuance of new options with a new vesting schedule and expiration date. As of the date of the mailing of this Proxy Statement, the Compensation Committee of the Board has not acted on the issue of options for the Non-employee Directors for service on the Board during 1999.

     EXECUTIVE COMPENSATION Compensation Committee. The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of directors, officers, and key employees of the Company. The Committee's policy is to insure that compensation programs contribute directly to the success of the Company, including enhanced share value. The Company's Compensation Committee is comprised of two outside directors and Mr. Burkes. Mr. Burkes did not participate in those portions of the Committee's meetings involving his compensation.

         Executive Compensation Policies and Programs. The Company's non-union compensation programs are designed to attract and retain qualified employees and to motivate them to maximize shareholder value by achieving the Company's strategic goals. There are three basic components to the Company's non-union compensation program: base pay, annual incentive bonus, and long-term, equity-based incentive compensation in the form of stock options and stock bonuses. Each component is established in light of Company and individual performance, compensation levels at comparable companies, equity among employees, and cost effectiveness. In addition, employees are eligible to participate in the Company's 401(k) plan and certain insurance plans.

         Base Pay. Base pay is designed to be competitive as compared to salary levels for equivalent positions at comparable companies. Actual salary within this competitive framework will depend on the individual's performance, responsibilities, experience, leadership, and potential future contribution. Base pay is administered to remain competitive with the market, yet allow for significant emphasis on incentive bonus compensation in proportion to total annual cash compensation.

         Annual Incentive Bonus. In addition to base pay, certain non-union employees are eligible to receive an annual cash bonus based on a mix of the Company's and the individual's performance. Performance targets are intended to motivate the Company's employees by providing bonus payments for the achievement of specific financial goals within the Company's business plan. No bonuses were paid to any executive officers with respect to fiscal 1999 performance.

         Long-Term, Equity-Based Incentive Compensation. The long-term, equity-based compensation program is tied directly to shareholder return. Long-term incentive compensation consists of a Stock Bonus Plan adopted in 1999 and stock options issued under the 1998 Stock Option Plan.

     Stock Option Plan. The stock options generally do not fully vest until after five years and are exercisable only if an employee is then an employee of the Company. Stock options are awarded with an exercise price equal to the fair market value of the Common Stock on the date of the grant. Accordingly, an option holder is rewarded only if Company shareholders receive the benefit of appreciation in the price of the Common Stock.

     Stock Option Repricing. At its December 30, 1999 meeting, the Board of Directors determined to reprice the stock options issued in 1998 under the Company's Stock Option Plan. The original options had been issued on January 30, 1998 at an option price of $4.50 a share in anticipation of the Company's initial public offering. After the Company's initial public offering at $5.00 a share on April 24, 1998, the Company's stock had fallen so that its range during 1999 was a high of 21/8 to a low of 1/4. During the fourth quarter of 1999 the trading range was 13/8 to 1/4. The Compensation Committee concluded that the 1998 stock options no longer provided an adequate incentive to the employees because of the depressed stock price. Accordingly, it determined to reprice all options to a price of $2.00 a share. This repricing applied to all stock options issued in 1998 including options granted to non- executive employees. The repricing became effective on February 1, 2000.

     Stock Bonus Plan. On October 12, 1999, the Company adopted a Stock Bonus Plan. A total of 43,205 shares of restricted stock were granted under the Plan on December 30, 1999, to a total of 26 employees. Executive officers were granted 17,600 shares of stock under the 1999 Stock Bonus Plan.

         Savings and Investment Plan; Benefits. The Company maintains various pension plans for its employees. The executive officers are included in a 401(k) Plan that covers certain Company non- union employees in Minnesota. The 401(k) Plan has minimum eligibility requirements and provides for discretionary contributions by the Company which are distributed based on the Plan's formula. In addition, the Company provides medical and other miscellaneous benefits to its employees, including annual physicals for the executive officers.

         Annual Reviews. Each year the Compensation Committee reviews its executive compensation policies and programs and determines what changes, if any, are appropriate for the following year. In addition, the Committee reviews the performance of the Chief Executive Officer. With the assistance of the Chief Executive Officer, the Committee reviews the individual performance of the other executive officers. The Committee makes recommendations to the Board of Directors for final approval of all material compensation matters.

     Chief Executive Officer. Mr. Burkes received a base salary of $235,586 in fiscal 1998, and of $274,846 in fiscal 1999. Mr. Burkes was awarded no bonus in either 1998 or 1999. On January 30, 2000, the Company renewed its employment agreement with Mr. Burkes and set his base salary for the next twelve months at $125,000. The new base salary was determined at the time of entering into the renewal employment agreement with Mr. Burkes when the Committee considered compensation programs of comparable companies, Mr. Burkes' individual performance and salary history, and the Company's historical and planned performance. Mr. Burkes' renewed agreement provides for the opportunity to earn up to $156,500 in bonuses, subject to the Company achieving certain quarterly and annual financial (operating income) goals. With respect to stock options and stock bonuses, Mr. Burkes is not compensated with stock. Mr. Burkes is required by his employment agreement to maintain confidentiality of all Company trade secrets and upon termination of employment will be prohibited from participating in a competing venture for a period of two years. The renewed agreement ends on January 30, 2002 unless sooner terminated in accordance with the provisions of the agreement.

         Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, should not affect the deductibility of compensation paid to the Company's executive officers for the foreseeable future.

         The table below summarizes the compensation of the Chief Executive Officer and the other two Executive Officers of the Company.

                              SUMMARY COMPENSATION


                                    Annual Compensation               Long-Term Compensation

                                                                                Payouts             Awards
Name                                                                            Other               Securities
and                                                              Restricted     Annual              Underlying
Principal                           Salary (1)    Bonus (1)      Stock          Comp.(2)(5)         Options
Position                   Year        ($)             ($)       Awards             ($)               (#)


Daniel O. Burkes           1997     255,216         None         None           10,726                None
Chairman and Chief         1998     235,586         None         None           5,232                 None
Executive Officer          1999     274,846         None         None           5,700                 None

Christopher Liesmaki       1997     70,122         78,000        None           8,343                 None
Vice-President and         1998     94,019          None         None           2,460              30,000(3)
Chief Operating            1999     103,869         None         8,800(4)       2,809                 None
Officer

John Kokotovich            1997     N/A              N/A         None           N/A                    N/A
Chief Financial            1998     50,396           None        None           1,732              30,000(3)
Officer                    1999     103,869          None        8,800(4)       2,923                  None

(1) Actual salary and bonus earned

(2) Perquisites and other personal benefits, securities or property do not in the aggregate exceed the threshold reporting level of the lesser of either $60,000 or 10% of total salary and bonus reported for the named Executive Officer.

(3) The amount shown represents shares granted on January 30, 1998 pursuant to the January 30, 1998 Stock Option Plan for Mr. Liesmaki and on June 12, 1998 for Mr. Kokotovich. These options were repriced on February 1, 2000 pursuant to Board action taken on December 30, 1999.

(4) Shares granted on December 30, 1999 and issued on February 17, 2000 pursuant to the 1999 Stock Bonus Plan

(5) The Company has a salary savings plan and trust (401(K) Plan) which covers the named Executives and certain other employees of the Company. The amounts shown in 1997, 1998 and 1999 for additional compensation include the following Company contributions to the 401K Plan for the named Executive Officers: Daniel
O. Burkes $9,513,  1997;  $3,944,  1998; $4,322,  1999;  Christopher M. Liesmaki
$8,273,  1997; $2,386, 1998; $2,727, 1999; John Kokotovich $1,664, 1998; $2,847,
1999.

         The table below sets forth information as to options granted to the Executive Officers listed in the Summary Compensation Table. The options below were all granted during the year 1998. On December 30, 1999, the Board of Directors repriced the 1998 options which repricing became effective on February 1, 2000.

                              OPTION GRANTS IN 1999
                                INDIVIDUAL GRANTS
--------------------------------------------------------------------------------
                                                   % OF TOTAL
                               NUMBER OF             OPTIONS
                               SECURITIES            GRANTED       EXERCISE
                               UNDERLYING              TO           OR BASE
                               OPTIONS              EMPLOYEES        PRICE          EXPIRATION
NAME                           GRANTED(1)            IN 1999         ($/SH)            DATE
----------                    --------------     ---------------     --------      ---------------
Daniel O. Burkes                    0                 N/A              N/A              N/A
Christopher M. Liesmaki           30,000             21.92%           $2.00           2/1/2005
John M. Kokotovich                30,000             21.92%           $2.00           2/1/2005

(1) These grants become exercisable as to 25% of the shares underlying the options on each of the four anniversaries of the grant. Subject only to exceptions upon death, disability, or retirement, no option may be exercised unless the option holder is at the time of exercise an employee of the Company. Upon disability or retirement, an option holder is given 90 days in which to exercise any options exercisable on the date employment terminated. Upon death, an option holder's successor is given one year to exercise any options exercisable on the date of death.

         The table below sets forth information as to number and unexercised options as of December 31, 1999, for the Executive Officers listed in the Summary Compensation Table. Based on the closing price of 13/16 for the Company's Common Stock on December 31, 1999 the exercise price of all options that have been granted to Executive Officers was in excess of the market price of the underlying stock.

                       AGGREGATED OPTION EXERCISES IN 1999

                                                                Number of Securities            Value of Unexercised
                                                                      Underlying                    In-the-Money
                                                                Unexercised Options at               Options at
                                Share                                  Year End                       Year End
                             Acquired on         Value               Exercisable/                   Exercisable/
          Name                Exercise         Realized            Unexercisable (#)             Unexercisable ($)
Daniel O. Burkes                N/A               N/A                    N/A                            N/A
Christopher M. Liesmaki         -0-               -0-                 -0- / 30,000                      N/A
John M. Kokotovich              -0-               -0-                 -0- / 30,000                      N/A

         As described above, the Board of Directors on October 12, 1999 adopted a Stock Bonus Plan for certain employees. The following table summarizes grants under the Stock Bonus Plan granted to the Executive Officers in 1999.

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

Name                                Number of Shares       Performance or other period until
                                                              maturation or payout

Daniel O. Burkes                            -0-                        N/A
Christopher M. Liesmaki                     8,800                      N/A
John M. Kokotovich                          8,800                      N/A

         Under the terms of the Company's Stock Bonus Plan, Mr. Liesmaki and Mr. Kokotovich were each issued 8,800 shares of restricted stock in the Company that generally will not become tradable until at least 12 months after issuance. These shares were issued on February 17, 2000 pursuant to Board of Directors action taken on December 30, 1999. The most important factor in determining awards under the Plan, other than factors which require the disclosure of confidential business information, was reductions in the base pay during 1999.

         As described above, the Board of Directors on December 30, 1999 determined to reprice the Stock Options granted during 1998. Options for a total of 166,800 shares were repriced. Of those repriced options, options for 30,000 shares had been issued to Non-employee Directors and the balance, 136,800, represented options for shares issued to employees. The repricing became effective on February 1, 2000. The following table summarizes the repricing of those options for the Executive Officers:

                            TEN-YEAR OPTION REPRICING

                                                                                                   Length of
                                   Number of                                                        original
                                  securities                                                      option term
                                  underlying     Market price      Exercise                       remaining at
                                    options      of stock at      price at time     New             date of
                                  repriced or      time of        of repricing      Exercise      repricing or
Name              Date              amended      repricing ($)         ($)          Price ($)       amendment
----------    ----------------  -------------    -------------   ----------------- ------------- ----------------
Daniel O.         N/A                N/A               N/A            N/A             N/A             N/A
Burkes

Christopher   February 1, 2000      30,000             1.05           4.50            2.00            3 years
Liesmaki

John M        February 1, 2000      30,000             1.05           4.50            2.00            3 years
Kokotovich                                                                                            4 months

CERTAIN TRANSACTIONS
     Since August 1992, the Company has had an ongoing business relationship with Nelson Roofing, Inc. a corporation owned by Daniel O. Burkes. The Company had a payable of $106,825 to Nelson Roofing, Inc. as of December 31, 1997. The Company had a receivable of $6,986 as of December 31, 1998, from Nelson Roofing, Inc. The Company had a payable of $25,000 and a receivable of $86,140 from Nelson Roofing, Inc. as of December 31, 1999.

         Under the terms of its agreement with Nelson Roofing, Inc. the Company provides management and administrative services based upon actual employee cost plus overhead and receives a management fee for such services. Management fees received from Nelson Roofing, Inc. amounted to approximately $102,000 in 1997, $90,400 in 1998, and $134,000 in 1999.

The  Company  paid  $9,243  in 1997,  $7,874  in 1998 and  $7,611  in 1999,
respectively, to Nelson Roofing, Inc. for construction services.

         The Company rented a house in Utah owned by Daniel O. Burkes on a month-to-month basis. Total rent paid to the majority stockholder amounted to $61,100 in 1997, $50,760 in 1998, and $33,840 in 1999.

     The Company rents warehouse space from Capio Management Group, Inc., a corporation owned by Daniel O. Burkes which amounted to $6,700 for both 1997 and 1998 and $5,500 in 1999.

     The Company employs James A. Perry, who is married to a sister-in-law of Daniel O. Burkes as a Sales Manager Hibbing Division. Mr. Perry's compensation for the year of 1999 was $61,652. The Company employs Richard H. Glad, a nephew of Daniel O. Burkes as its Operations Manager Western Division. Mr. Glad's compensation for the year of 1999 was $45,100.

     The  Company  has for a number  of years  used the  services  and  products provided by insurance companies that Ryan-Kasner-Ryan Financial Services represent. Mr. John R. Ryan, Jr., a Director, is a partner with Ryan-Kasner-Ryan Financial Services.

         On March 25, 1999 the Board of Directors approved the Company entering into a Marketing Assistance and Consulting Agreement with Copper States Specialities, Inc. and James D. Mackay. Mr. Mackay is a Director of the Company and is the sole owner of Copper States Specialities which is a mining industry supply company located in Globe Arizona. The Company established rubber lining in Casa Grande, Arizona. Mr. Mackay and his company have agreed to supply ongoing marketing assistance and consulting to the Company for the sale of mining supply products in Arizona and other western states in which Copper States Specialities does business. The agreement includes making provisions for joint sales calls on customers and potential customers, as well as providing information regarding the special needs of individual mining industry customers. The agreement provided for an initial payment of $25,000 and three annual payments of $10,000 each. The annual payments will cease if the Company closes its Arizona satellite location prior to February 12, 2002, the termination date of the agreement. Given the Company's recent closing of the Arizona rubber lining facility and the related establishment of an Arizona sales office, the Company is reevaluating this Agreement.

         Effective January 1, 2000, the Company, through its wholly owned subsidiary, Irathane Systems, Inc. entered into a lease with Daniel O. Burkes for the lease of the building then occupied by Irathane Systems, Inc. and formerly owned by Mesaba Realty Company, Inc. The terms of the Lease between Burkes and Irathane Systems, Inc. are identical to the previous lease with the following modifications: the amount of space in the building leased was increased from approximately 70% to approximately 75%, the rent was changed from $9,062 a month to $9,090 a month and Irathane Systems was given an option to purchase the building at any time during the three year term for $650,000, the price that Mr. Burkes had paid for the building. The previous lease had no purchase option.

         Management believes that all of these transactions and relationships during 1999 were on terms that were reasonable and competitive. Additional transactions and relationships of this nature may be expected to take place in the ordinary course of business in the future.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
         Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires that the Company's Executive Officers, Directors and Beneficial Owners of 10% or more of the Company's Common Stock file initial reports of ownership and of changes in ownership with the Securities and Exchange Commission. Executive Officers and Directors and 10% Beneficial Owners are required by securities regulations to furnish the Company with copies of all Section 16 (a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's Executive Officers and Directors, the Company believes that all filing requirements were met by the Company's Executive Officers, 10% Beneficial Owners, and Directors during 1999. Based on the Company's review of the forms, all transactions involving the Executive Officers, 10% Beneficial Owners and Directors have been reported on a timely basis.

STOCKHOLDER PROPOSALS AND NOMINATIONS
     Any shareholder proposal intended to be considered for including in the Proxy Statement for presentation at the Annual Meeting to be held in 2001 must be received by the Company by December 18, 2000. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail, return receipt requested. Shareholders who intend to present a proposal at the Annual Meeting to be held in 2001 without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than February 21, 2001. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

INDEPENDENT PUBLIC ACCOUNTANTS
         McGladrey & Pullen, LLP has been the Company's independent public accounting firm since 1989. During 1999 the Company engaged McGladrey & Pullen, LLP to examine and report on the Company's annual financial statements, and related matters. The Board of Directors has engaged McGladrey & Pullen, LLP to act in similar capacities for 2000. A representative of McGladrey & Pullen, LLP is not expected to be present at the Annual Meeting either to respond to questions or to make any comments.

                                         By Order of the Board of
                                                 Directors

                                             John M. Kokotovich
                                                  Secretary

Hibbing, Minnesota
March 24, 2000

         IN THE INTEREST OF DISCLOSURE AND EFFICIENCY THE COMPANY HAS FURNISHED WITH ITS 1999 ANNUAL REPORT, WHICH IS BEING PROVIDED WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED AND TO EACH PERSON REPRESENTING THAT AS OF THE RECORD DATE FOR THE MEETING HE OR SHE WAS A BENEFICIAL OWNER OF THE SHARES ENTITLED TO BE VOTED AT THE MEETING, A COPY OF THE COMPANY'S 1999 ANNUAL REPORT (FORM 10-KSB) TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE SCHEDULES THERETO. ANY REQUEST FOR ADDITIONAL COPIES OF THE FORM 10-KSB SHOULD BE DIRECTED TO JOHN M. KOKOTOVICH, SECRETARY, AT THE ADDRESS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                        INDUSTRIAL RUBBER PRODUCTS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 23, 2000
                                   10:00 a.m.

                               Hibbing Park Hotel
                             1402 East Howard Street

                                Hibbing, MN 55746





--------------------------------------------------------------------------------
Industrial Rubber Products, Inc.
3804 East 19th Street, Hibbing, Minnesota 55746

                                      proxy
--------------------------------------------------------------------------------

This proxy is solicited on behalf of the Board of Directors.

     The undersigned stockholder of Industrial Rubber Products, Inc. hereby appoints John R. Ryan, Jr. and John M. Kokotovich, or any of them with full power of substitution to act as proxies at the Annual Meeting of Stockholders of the Company to be held at Hibbing, Minnesota on May 23, 2000 with authority to vote as directed by this Proxy at the meeting, and any adjournments of the meeting, all shares of the common stock of the Company registered in the name of the undersigned.

     IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                                       See reverse for voting instructions.

W:\15785\050\SEC Proxy Statement 2.wpd

                                  VOTE BY MAIL

     Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Industrial Rubber Products, Inc. c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.








                                                Please detach here

--------------------------------------------------------------------------------
                The Board of Directors recommends a Vote FOR Item

1.  Election of directors
     Nominees:
   01 Daniel O. Burkes     04 James D. Mackay    [ ]Vote FOR   [ ]Vote WITHHELD
   02 Paul A. Friesen      05 John R. Ryan, Jr.  all nominees  from all nominees
   03 Christopher M. Liesmaki

(instructions: To withhold authority to vote for any indicated nominees,
write the number(s) of the nominee(s) in the box provided to the right.) [    ]

     2. In their discretion, upon such matter as may properly come before the meeting.

     THE PROXY WILL BE VOTED AS DIRECTED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1, WHICH IS THE MANNER IN WHICH THIS PROXY WILL BE VOTED IF NO DIRECTION IS MADE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Address change? Mark Box [ ]          Date                                , 2000
                                      ------------------------------------------
indicate changes below:

                                     [                                         ]
                                                 Signature(s) in Box
                                        Please sign exactly as your name or
                                        names appear.  If jointly held, each
                                        owner must sign.  Executor,
                                        administrators, trustees, officers, etc.
                                        should give full title as such.